UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matter to a Vote of Security Holders.

On September 11, 2026, Telomir Pharmaceuticals, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of and to vote at the Annual Meeting was July 21, 2026 (the “Record Date”). As of the Record Date, there were 68,774,954 shares of the Company’s common stock, no par value per share (the “Common Stock”), outstanding. Each share of Common Stock represents one vote that could be voted on each matter that came before the Annual Meeting.

At the Annual Meeting, 47,129,480 shares of Common Stock were represented and voted by proxy, constituting a quorum for the Annual Meeting. The shares represented approximately 68.53% of the outstanding shares entitled to vote at the Annual Meeting.

At the Annual Meeting, three proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 28, 2026. Each proposal was approved by the Company’s stockholders.

The final voting results were as follows:

Proposal 1

The Company’s stockholders elected Erez Aminov, Matthew Whalen, Edward MacPherson and Matthew Del Giudice, M.D., as directors of the Company to serve until the next Annual Meeting of Stockholders, or until their respective successors have been duly elected and qualified, based upon the voting results set forth below.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Erez Aminov	43,363,662	93,927	3,671,891
Matthew Pratt Whalen	43,365,060	92,529	3,671,891
Edward MacPherson	41,779,035	1,678,554	3,671,891
Matthew Del Giudice, M.D.	41,238,011	2,219,578	3,671,891

Proposal 2

The Company’s stockholders approved the ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
46,998,583	69,548	61,349	-

Proposal 3

The Company’s stockholders approved the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 2.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
44,841,042	2,271,263	17,175	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: September 16, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer